                                                                    Exhibit 10.9


THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR SOLD PURSUANT TO RULE 144(k), THE COMPLIANCE WITH WHICH IS DETERMINED TO THE REASONABLE SATISFACTION OF THE COMPANY.

                             CLICK COMMERCE, INC.

                       Warrant to Purchase Common Stock

                                818,226 Shares

                    April 20, 2000 (the "Date of Issuance")



     Click Commerce, Inc. (the "Company"), for value received, hereby certifies that Andersen Consulting, LLP, or its permitted registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to 818,226 shares (as adjusted from time to time pursuant to the provisions of this Warrant) of Common Stock of the Company, at a purchase price of $12.222 per share. The shares purchasable upon exercise of this Warrant and the purchase price per share, as adjusted from time to time pursuant to the provisions of this Warrant, are sometimes hereinafter referred to as the "Warrant Stock" and the "Purchase Price," respectively.

     1.   Exercise.
          --------

          (a)  Vesting. This Warrant shall vest for 10% of the total number of
               -------
shares of Warrant Stock for each $4 million of cumulative Qualifying Revenue (as defined below) under Qualifying Orders (as defined below) placed by Designated Customers (as defined below) (each such $4 million increment is referred to herein as a "$4 Million Increment"). Upon a Company Change of Control (as defined below), the amount of cumulative Qualifying Revenue shall be automatically increased to the next highest $4 Million Increment regardless of whether sufficient Qualifying Revenue shall have been generated and a corresponding amount of Warrant Stock shall vest as of such Company Change of Control. This Warrant shall be canceled and shall not be exerciseable if, and to the extent that, any shares of Warrant Stock shall not have vested by the fourth anniversary of the Date of Issuance as a result of fees received pursuant to Qualified Orders.

               (i)  "AC" shall mean Andersen Consulting LLP.

               (ii) "AC Affiliate" shall mean and refer to all entities
                    throughout the world comprising the Andersen Consulting worldwide organization (i.e., any Andersen Consulting entity having a Member Firm Interfirm Agreement with Andersen Worldwide or any successor entity to Andersen Worldwide, or any other entity controlling, controlled by or under common control with such an entity or a partner of Andersen Worldwide or any successor entity). At the request of the Company, AC shall promptly confirm whether any entity is an "AC Affiliate".

               (iii) "AC Competitor" shall mean those entities identified by AC as competitors of AC Affiliates in a written notice to the Company which is acknowledged and agreed to by the Company prior to the Date of Issuance (the "Initial Competitors") and such additional entities as the parties shall reasonably agree from time to time compete with an AC Affiliate in the same manner and to the same extent as the Initial Competitors.

               (iv) "Designated Customer" means an AC Entity or any other third party that (A) is introduced to the Company by AC, AC Affiliates or other parties reasonably agreed to by AC and the Company (AC together with such AC Affiliates and other entities, the "AC Entities") or (B) is introduced to AC by the Company, and, in either case, as to which personnel of the AC Entities play a material role, and the AC Entities provide a reasonable level of assistance, in the marketing efforts related to such party's decision to purchase or license software, software goods or services from the Company. AC shall notify the Company that the introduced party would constitute a Designated Customer if a sale or license shall be consummated. If the Company disagrees with such designation, the Company shall notify AC within ten
                     (10) days after delivery of the designation notice by AC. The Company may indicate its disagreement with such designation only if the Company or any other party with which the Company has engaged in joint marketing activities (a "Click Marketing Partner") has had material contact with the prospect which is the subject of the designation in the 180 days prior to receipt of the designation notice and begun material marketing activities. The parties shall diligently pursue the consummation of a Qualifying Order with each Designated Customer and the Company shall negotiate in good faith a Qualifying Order with such Designated Customer. The parties agree to negotiate in good faith to resolve any disputes with respect to the designation of Designated Customers in a manner that reflects the relative contributions of the parties.

               (v) "Expiration Date" means the third anniversary of this Agreement.

               (vi) "Qualifying Order" means a definitive agreement (including any purchase order and amendments to an agreement or additional purchase orders issued under an agreement) for the purchase or license of software, software goods and/or services from the Company or a subsidiary entered into on or prior to the Expiration Date.

               (vii) "Qualifying Revenue" shall mean, with respect to each
                     Qualifying Order, fees (including software licenses and consulting fees and on-going maintenance and support services but excluding any taxes (other than taxes based on the Company's net income), interest or similar charges with respect to such purchase) determined as follows: (A) upon execution of the Qualifying Order, 50% of the fees indicated in the Qualifying Order to be received by the Company or its subsidiaries (the "Initial Credit") shall constitute "Qualifying Revenue" and (B) following the initial recognition by the Company of fees under such Qualifying Order equal to the Initial Credit, fees initially recognized by the Company under such Qualifying Order on or before the fourth anniversary of the Date of Issuance shall constitute "Qualifying Revenue". Within 30 days following the end of each fiscal quarterly period or within 10 days prior to the expiration or termination of this Warrant for the period through such expiration or termination, the Company shall give notice to the Registered Holder of the recognition of such fees during such immediately preceding quarterly period. The Company shall calculate the recognition of fees pursuant to this subsection in the same manner which the Company calculates recognition of its revenue for financial accounting purposes (which shall be in accordance with generally accepted accounting procedures consistently applied) provided that fees recognized for purposes of this subsection shall not be subject to any subsequent adjustment or amortization requirement.

          (b)  Manner of Exercise. Subject to the provisions of Section 1(a)
               ------------------
above, this Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the notice of exercise and if not previously executed by the Registered Holder, the stockholder and investor joinder agreement, appended hereto as Exhibits A and B, respectively, duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. The Purchase Price may be paid by cash, check, wire transfer, by the surrender of promissory notes or other instruments representing indebtedness of the Company to the Registered Holder or by the delivery of vested Warrants in a cashless exercise pursuant to Section 2(f) hereof.

          (c)  Exercise Dates. This Warrant may be exercised only after the
               --------------
earlier of (i) the number of shares of Warrant Stock being acquired have vested in accordance with Section 1(a) above, or (ii) the closing date of a "Company Change in Control" transaction with respect to the Company; provided, however, that this Warrant may not be exercised prior to the first anniversary of the Date of Issuance. This Warrant may not be exercised after the fourth anniversary of the Date of Issuance.

               (i) "Company Change of Control" shall mean the occurrence of any of the following with regard to the Company: (A) the sale, lease, transfer, conveyance, or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company to any "person" or "group" (as such terms are used in Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor provisions), (B) the adoption of a plan relating to the liquidation or dissolution of the Company, (C) the consummation of a transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" or "group" (as defined above) becomes the "beneficial owner" (as defined in Rule 13d-3 and 13d-5 of the Exchange Act), directly or indirectly, of more of than 35% of the voting power of the Company (excluding from the definition of "person" the individuals or entities owning common stock of the Company on the date of issuance of this Warrant), (D) the consummation of a transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" or "group" (as defined above) which is, or includes, an AC Competitor becomes the "beneficial owner" (as defined in Rule 13d-3 and 13d-5 of the Exchange Act), directly or indirectly, of more of than 20% of the voting power of the Company (excluding from the definition of "person" the individuals or entities owning common stock of the Company on the date of issuance of this Warrant) or (E) the first date on which a majority of the members of the Board of Directors of the Company are not "Continuing Directors" (as defined below).

               (ii) "Continuing Directors" means, as of the date of
                    determination, any member of the Board of Directors of the Company who (x) was a member of the Board of Directors on the date prior to the transaction or series of transactions resulting in the Company Change in Control or (y) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

          (d)  Effective Time of Exercise. Each exercise of this Warrant shall
               --------------------------
be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(b) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1(f) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

          (e)  Delivery to Holder. Within ten days after the exercise of this
               ------------------
Warrant, in whole or in part, the Company will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

               (i) a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and

               (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise.

          (f)  Net Exercise. In lieu of cash exercising this Warrant, the
               ------------
Registered Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of shares of Warrant Stock computed using the following formula:

                                    Y (A - B)
                                   -----------

                                      X = A

          Where

          X -- The number of shares of Warrant Stock to be issued to the Registered Holder.

          Y -- The number of shares of Warrant Stock as to which this Warrant is being exercised.

          A -- The fair market value of one share of the Company's Common Stock.

          B -- The Exercise Price (as adjusted to the date of such calculations).

          For purposes of this Section 1(f), the fair market value of Common Stock shall mean the average of the closing sale prices of the Common Stock quoted on the Nasdaq Stock Market or the average of the high and low prices reported in the consolidated reporting system if the Common Stock is traded on any exchange, or the average of the bid and asked prices of the Common Stock on such other over-the-counter market in which the Common Stock may be traded, whichever is applicable, for the ten (10) trading days prior to the date of determination of fair market value (or such shorter period of time during which such stock was traded over-the-counter or on such exchange). If the Common Stock is not traded on the over-the-counter market or on an exchange, the fair market value shall be the price per share as shall be determined in good faith by the Company's Board of Directors. The procedure for determination of the fair market value of the Common Stock as described in this Section 1(f) is referred to as the "Fair Market Value Procedure".

     2.   Adjustments.
          -----------

          (a)  Stock Splits and Dividends. If outstanding shares of the
               --------------------------
Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. As appropriate adjustments are made to the purchase price payable per share, the aggregate Purchase Price payable for the total number of Warrant Stock purchasable under the Warrant (as adjusted) shall remain the same. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (b)  Reclassification. In case of any reclassification or change of
               ----------------
the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case, as a condition to such reclassification, change or reorganization, the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 2(a) and provided the aggregate Purchase Price payable for the total number of Warrant Stock purchasable under the Warrant (as adjusted) shall remain the same; and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

          (c)  Adjustment for Capital Reorganization, Merger or Consolidation.
               --------------------------------------------------------------
In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for in this Section 2), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company, then, and in each such case, as a condition of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made (and duly executed documents evidencing the same shall be delivered to the Registered Holders) so that the Registered Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 2. The foregoing provisions of this
Section 2(c) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Registered Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Registered Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

          (d)  Adjustment Certificate. When any adjustment is required to be
               ----------------------
made in the Warrant Stock or the Purchase Price pursuant to this Section 2, the Company shall promptly (but in any event within 10 days) mail to the Registered Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

          (e)  Penalty. In the event that the AC Entities do not generate at
               -------
least $40 million of Qualifying Revenue prior to the fourth anniversary of the Date of Issuance, then the Registered Holder shall pay to the Company $700,000 (the "Penalty").

     3.   Transfers.
          ---------

          (a)  Unregistered Security. Each holder of this Warrant acknowledges
               ---------------------
that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable U.S. federal or state securities law then in effect or (ii) unless the transfer is pursuant to Rule 144(k), compliance with which has been determined to the reasonable satisfaction of the Company, or an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

          (b)  Transferability. Subject to the provisions of Section 3(a) hereof
               ---------------
this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit C hereto) at the principal office of the Company.

          (c)  Warrant Register. The Company will maintain a register containing
               ----------------
the names and addresses of the Registered Holders of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder's address as shown on the warrant register by written notice to the Company requesting such change.

          (d)  Market Stand-Off Agreement.
               --------------------------

               (i) Without the express prior written consent of the Company's Board of Directors, a Registered Holder shall not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of this Warrant, any Warrant Stock, or any Common Stock or other securities of the Company held by it or enter into any Hedging Transaction (as defined below) relating to any securities of the Company until 360 days after the effective date of the registration statement for the Company's initial public offering (its "IPO"). For purposes of this Section 3(d), "Hedging Transaction" means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Company's Common Stock. The limitation of this Section 3(d) with respect to pledges of Common Stock shall not apply to a pledge, on or after April 10, 2001, by a stockholder who acquires Common Stock upon exercise of options granted as compensation for services if and to the extent that such pledge serves as security for a loan to the stockholder to satisfy his income tax liabilities arising from such exercise; provided, however, that the pledgee of such security shall enter into a written agreement binding it to each of the pledgor's obligations hereunder with respect to such pledged Common Stock.

               (ii) Notwithstanding anything to the contrary in any agreement between any party hereto and the Company, Registered Holder further agrees that, if the Company's stockholders, prior to the end of the period set forth in Section 3(d)(i), sell (i) a material amount of Common Stock on an arm's-length basis to third parties in one or more private transactions, or
                    (ii) any Common Stock in a
                     registered public offering, Registered Holder and other eligible stockholders of the Company shall be offered the opportunity to participate in such sale on the same terms and in an amount proportional to all other stockholders of the Company based on their respective then-current percentage fully-diluted ownership of Common Stock. For example, if eligible stockholders of the Company (including Investor) could sell an aggregate of 100,000 shares in such a transaction, and the participating stockholders have an aggregate 50% fully-diluted ownership interest in the Company, a participating stockholder with a 10% interest could sell 20,000 shares [10%/50% x 100,000 = 20,000] in such transaction. Notwithstanding the general provisions of the first sentence of this Section 3(d)(ii), any eligible stockholder's (including Registered Holder's) participation in any such transaction is subject to (x) such limitations as may be imposed in good faith by the managing underwriter of the public offering or (y) possible reduction to permit such additional participation by parties as shall be determined by the Company's Board of Directors to be in the Company's best interests in light of its bona fide business considerations. Any transaction complying with the first sentence of this Section 3(d)(ii) shall be automatically deemed to have been consented to by the Company's Board of Directors for purposes of Section 3(d)(i). Any Company stockholder or optionholder that has entered or subsequently enters into a separate agreement with the Company that contains a provision equivalent to this
                     Section 3(d) shall be considered an eligible stockholder of the Company under this Warrant for purposes of determining such holder's proportional participation in any contemplated sale pursuant to this Section 3(d)(ii).

               (iii) In addition to the restrictions contained in Section
                     3(d)(i), in connection with any public offering of the Company's Common Stock after its IPO, Registered Holder, if requested in good faith by the Company and the managing underwriter of the Company's securities, shall further agree not to directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of this Warrant, any Warrant Stock or any Common Stock or other securities of the Company held by it or enter into any Hedging Transaction relating to any securities of the Company until 90 days after the effective date of the registration statement for such public offering or such earlier date as shall be agreed to by such managing underwriter.

               (iv) Registered Holder may distribute a portion of the rights to purchase Warrant Stock under this Warrant, Warrant Stock or Common Stock to its equity holders prior to and in connection with any public offering of Common Stock, but only if each such equity holder enters into a written agreement binding it to Registered Holder's obligations hereunder. The Company's Board of Directors may also approve similar transfers to Registered Holder's affiliates and other related parties on a case by case basis, provided, however, that each such transferee enters into a written agreement binding it to Registered Holder's obligations hereunder. Thereafter, each such distributee shall be deemed to be a Registered Holder for purposes of this Section 3(d) with respect to the rights to purchase Warrant Stock under this Warrant or Warrant Stock so transferred or shares of Common Stock so distributed.

          4.   No Impairment. The Company will not, by amendment of its charter
               -------------
or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

          5.   Termination. This Warrant (and the right to purchase securities
               -----------
upon exercise hereof) shall terminate at 5:00 p.m. Central Time on the fourth anniversary of the Date of Issuance. Following a Company Change in Control, the Registered Holder shall have the right to terminate this Warrant upon written notice to the Company given within 6 months of the Company Change of Control and, as of the date of termination specified in such notice, this Warrant shall terminate and be of no force and effect. Prior to the date of termination specified in such notice, the Registered Holder shall have the right to exercise this Warrant with respect to the Warrant Stock vested prior to the date of termination.

          6.   Representations and Warranties. Except as set forth on Schedule
               ------------------------------
6, the Company hereby represents and warrants to Registered Holder as follows:

               (a)  Organization; Corporate Power. The Company is a corporation
                    -----------------------------
duly organized, validly existing and in good standing under the laws of Delaware. The Company will have at the date of issuance of this Warrant ("Date of Issuance") all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Warrant Stock upon exercise hereof in accordance with the terms set forth herein, and to carry out and perform its obligations under the terms of this Warrant.

               (b)  Authorization. All corporate action on the part of the
                    -------------
Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Warrant by the Company, the authorization, sale, issuance and delivery of the Warrant Stock and the performance of all of the Company's obligations under this Warrant has been taken or will be taken prior to the Date of Issuance. This Warrant, when executed and delivered by the Company, shall constitute a valid and binding obligations of the Company enforceable against the Company in accordance with its terms. The shares of Common Stock issuable upon conversion of the Warrant have been duly and validly reserved and, when issued in compliance with the provisions of this Warrant, will be validly issued, fully paid and nonassessable, and such

Common Stock will be free of any liens or encumbrances other than those created by or imposed upon the holders thereof through no action of the Company; provided, however, that the Warrant Stock may be subject to restrictions on transfer under this Warrant and under state and/or federal securities laws. The Warrant Stock is not subject to any preemptive rights or rights of first refusal.

     7.   Notices of Certain Transactions.
          -------------------------------

          (a) If the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

          (b) Upon the earlier of the Company approving, entering into an agreement for or consummating any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and which does not result in any reclassification or change in the outstanding securities issuable upon exercise of this Warrant), or any transfer of all or substantially all of the assets of the Company (but in any event not less than 10 days prior to a Company Change of Control), or

          (c) Upon the earlier of the Company approving, entering into an agreement for or consummating of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

          (d) then, and in each such case, the Company will cause to be delivered by reputable overnight courier to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or
(ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Warrant Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up) are to be determined (but in any event such notice shall be sent not less than 10 days prior to a Company Change of Control), Such notice shall be sent at least ten days prior to the record date or effective date for the event specified in such notice.

     8.   Reservation of Stock. The Company will at all times reserve and keep
          --------------------
available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

     9.   Exchange of Warrants. Upon the surrender by the Registered Holder of
          --------------------
any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 3 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     10.  Replacement of Warrants. Upon receipt of evidence reasonably
          -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case or loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     11.  Notices. Any notice required or permitted by this Warrant shall be in
          -------
writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 48 hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Registered Holder.

     12.  No Rights as Stockholder. Until the exercise of this Warrant, the
          ------------------------
Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

     13.  No Fractional Shares. No fractional shares of Warrant Stock will be
          --------------------
issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Warrant Stock on the date of exercise, as determined pursuant to the Fair Market Value Procedures.

     14.  Amendment or Waiver. Any term of this Warrant may be amended or waived
          -------------------
only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

     15.  Headings. The headings in this Warrant are for purposes of reference
          --------
only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     16.  Governing Law. This Warrant shall be governed, construed and
          -------------
interpreted in accordance with the laws of the State of Illinois, without giving effect to principles of conflicts of law.

     17.  Severability. If one or more provisions of this Warrant are held to be
          ------------
unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                                        CLICK COMMERCE, INC.



                                        By: /s/ Michael W. Ferro, Jr.
                                            -------------------------------
                                            Michael W. Ferro, Jr.

                                        Title: Chief Executive Officer
                                        Address:  200 East Randolph Street
                                                  49th Floor
                                                  Chicago, IL  60601
                                                  Fax Number: (312) 482-8557

EXHIBIT A



                              NOTICE OF EXERCISE

                   (To be executed upon exercise of Warrant)

                             CLICK COMMERCE, INC.

                           Dated: __________________



          The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, the securities of Click Commerce, Inc., as provided for therein, and tenders herewith either (a) payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $____________________ for _________ such securities or (b) shares of common stock of Click Commerce, Inc. pursuant to Section 1(f) of the Warrant.

          Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):



          Name:

          Address:



          Signature:

Note: The above signature should correspond exactly with the name on the first page of this Warrant or with the name of the assignee appearing in the assignment form below.

          If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

EXHIBIT B

              Form of Stockholder and Investor Joinder Agreement
              --------------------------------------------------

          Undersigned hereby agrees, effective as of April 20th, 2000, to become a party to that certain Amended and Restated Stockholders and Rights Agreement (the "Agreement"), dated as of July 9, 1999, by and among Click Commerce Inc. (formerly known as Click Interactive, Inc.) and the other parties named therein, and for all purposes of the Agreement, undersigned shall be included within the term "Investor" and "Stockholder" (each as defined in the Agreement). The address and facsimile number to which notices may be sent to undersigned is as set forth below:

                                        AC Ventures B.V



                                        By:__________________________________
                                        Name:________________________________
                                        Title:_______________________________
                                        Address: c/o Anderson Consulting, LLP
                                                 1661 Page Mill Road
                                                 Palo Alto, California   94304
                                        Fax:

EXHIBIT C



                                ASSIGNMENT FORM



               FOR VALUE RECEIVED, _____________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Warrant Stock covered thereby set forth below, to:

          Name of Assignee      Address/Fax Number     No. of Shares






          Dated:_________________     Signature: ___________________




          Witness:  __________________________